GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
GOVERNMENT GRANTS
NOTE 11 -	GOVERNMENT GRANTS

Following the ERC plan launched by the US Government in 2020, during 2022 the Company had all the indications that the Company was eligible and fully guaranteed to receive the third phase of the ERC Plan. As a result, the Company recorded $1.2 million which was recognized as a deduction from payroll cost of revenues and selling and marketing, general and administrative expenses.

As of December 31, 2022, the “other current assets and prepaid expenses” includes government grant receivable in the amount of $2 million. The full amount of grant receivable received in January and April 2023.

In 2021, TAT received government grants (from both the Israeli and the US government) as part of the Coronavirus Aid and Relief in a total amount of $3.6 million which was recognized as a deduction from payroll and overhead cost of revenues and operating expenses.